UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2010
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
MLP Merger Agreement
     Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), has entered into an Agreement and Plan of Merger, dated as of September 3, 2010 (the “MLP Merger Agreement”), by and among the Partnership, Enterprise Products GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “Partnership GP”), Enterprise ETE LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“MergerCo”), Enterprise GP Holdings L.P., a Delaware limited partnership (“Holdings”), and EPE Holdings, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP”).
     Pursuant to the MLP Merger Agreement and immediately prior to the effective time of the MLP Merger (as defined below), Holdings’ existing partnership agreement will be amended to provide for the transformation of the approximate 0.01% economic interest of the general partner in Holdings owned by Holdings GP into 13,921 Holdings units representing an approximate 0.01% limited partner interest in Holdings and a non-economic general partner interest in Holdings (the “transformation”) in accordance with a Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Holdings substantially in the form attached as Annex A to the MLP Merger Agreement.
     Immediately following the transformation and pursuant to the MLP Merger Agreement and an Agreement and Plan of Merger, dated as of September 3, 2010 (the “GP Merger Agreement” and, together with the MLP Merger Agreement, the “Merger Agreements”), by and among the Partnership GP, Holdings and Holdings GP, the Partnership GP (a wholly owned subsidiary of Holdings) will merge with and into Holdings with Holdings surviving such merger, thus becoming the general partner of the Partnership (the “GP Merger”).
     Immediately following the GP Merger, at the effective time of the MLP Merger, Holdings will merge with and into MergerCo, with MergerCo surviving the merger as a wholly owned subsidiary of the Partnership (the “MLP Merger” and, together with the GP Merger, the “Mergers”). As a result of the MLP Merger and pursuant to the MLP Merger Agreement, Holdings GP will become the non-economic general partner of the Partnership and all outstanding units representing limited partner interests in Holdings (other than Holdings units held by Holdings, the Partnership or their respective subsidiaries) will be converted into the right to receive common units representing limited partnership interests in the Partnership (the “Common Units”). The 21,563,155 Common Units currently owned by Holdings will become treasury units and cancelled by the Partnership immediately after the MLP Merger.
     Under the terms of the MLP Merger Agreement, all outstanding Holdings units (other than Holdings units held by Holdings, the Partnership or their respective subsidiaries) will be cancelled and converted into the right to receive Common Units based on an exchange rate of 1.5 Common Units per Holdings unit. No fractional Common Units will be issued in the MLP Merger, and Holdings unitholders will, instead, receive cash in lieu of fractional Common Units, if any.
     Under the terms of the MLP Merger Agreement and a related Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (substantially in the form attached as Annex C to the MLP Merger Agreement) to be executed at the closing of the MLP Merger, the current 2% economic general partner interest and the incentive distribution rights in the Partnership held by Holdings in the Partnership will be cancelled, and the non-economic general partner interest in Holdings held by Holdings GP will be cancelled and converted into the right to receive the non-economic general partner interest in the Partnership.
     The MLP Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the MLP Merger is conditioned upon, among other things: (1) approval of the MLP Merger Agreement by Holdings unitholders that own at least a majority of the outstanding Holdings units; (2) applicable regulatory approvals; (3) the absence of certain legal injunctions or impediments prohibiting the transactions; (4) the effectiveness of a registration statement on Form S-4 with respect to the issuance by the Partnership of the Common Units in connection with the MLP Merger; (5) the receipt of certain tax opinions; (6) approval for the listing of the Common Units on the New York Stock Exchange; (7) the effectiveness of the GP Merger; (8) the execution of the Sixth Amended and Restated Partnership Agreement of the Partnership substantially in the form attached as Annex C to the MLP Merger Agreement; and (9) the execution of a Distribution

Waiver Agreement by certain affiliates of Enterprise Products Company (“EPCO”) substantially in the form attached as Annex D to the MLP Merger Agreement.
     The MLP Merger Agreement contains provisions granting both the Partnership and Holdings the right to terminate the MLP Merger Agreement for certain reasons, including, among others, (1) if the MLP Merger does not occur on or before December 31, 2010 and (2) the failure of Holdings to obtain approval of the MLP Merger Agreement by the affirmative vote or consent of Holdings unitholders that own at least a majority of the outstanding Holdings units. In addition, the Partnership and Holdings may terminate the MLP Merger Agreement if certain specified changes in U.S. federal income tax law occur.
     A privately held affiliate of EPCO owns Holdings GP and appoints its directors and will continue to have this power to control the election of Holdings GP’s directors after giving effect to the MLP Merger. In addition, privately held affiliates of EPCO, through their ownership of Holdings GP and their collective ownership or control of limited partnership interests in Holdings, control the appointment of directors to the Partnership GP board of directors. The limited liability company agreement of Holdings GP will be amended and restated in substantially the form attached as Annex B to the MLP Merger Agreement effective upon the consummation of the GP Merger.
GP Merger Agreement
     The GP Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the GP Merger is conditioned upon, among other things: (1) the absence of certain legal impediments prohibiting the transactions, (2) applicable regulatory approvals and (3) the conditions precedent contained in the MLP Merger Agreement having been satisfied.
     The GP Merger Agreement contains provisions granting both the Partnership GP and Holdings the right to terminate the GP Merger Agreement for certain reasons, including, among others, if the GP Merger does not occur on or before December 31, 2010.
Support Agreement
     In connection with the MLP Merger Agreement, the Partnership entered into a Support Agreement, dated as of September 3, 2010 (the “Support Agreement”), by and among the Partnership, on one hand, and DD Securities LLC, DFI GP Holdings, L.P., EPCO Holdings, Inc., Duncan Family Interests, Inc., Dan Duncan LLC and DFI Delaware Holdings L.P., privately held affiliates of EPCO, on the other hand (collectively, the “Affiliated Unitholders”). Pursuant to the Support Agreement, the Affiliated Unitholders, who directly own 105,739,220 Holdings units (representing approximately 76 percent of the outstanding Holdings units and a sufficient vote for approval of the MLP Merger Agreement if voted in favor therefor), agreed to vote their Holdings units in favor of the adoption of the MLP Merger Agreement at any meeting of Holdings unitholders. In addition, EPCO Holdings, Inc. (“EPCO Holdings”) and DFI Delaware Holdings L.P. (“DFI Delaware”), have agreed to execute a Distribution Waiver Agreement substantially in the form attached as Annex D to the MLP Merger Agreement at the closing of the MLP Merger. Under the Distribution Waiver Agreement, DFI Delaware will agree to designate and waive its rights to quarterly distributions of “Available Cash” with respect to a specified number of Common Units over a five-year period: 30,610,000 Common Units during the first four quarters following the closing of the merger; 26,130,000 Common Units during the four quarters thereafter; 23,700,000 Common Units during the four quarters thereafter; 22,560,000 Common Units during the four quarters thereafter; and 17,690,000 Common Units during the four quarters thereafter. EPCO Holdings will agree under the Distribution Waiver Agreement to perform certain obligations in the event DFI Delaware breaches its obligations under the agreement.
     The Support Agreement will terminate at 11:59 p.m. (Eastern time) on December 31, 2010 or upon the termination of the MLP Merger Agreement. In addition, the Affiliated Unitholders may terminate their obligations under the Support Agreement, including their obligations to execute and deliver the Distribution Waiver Agreement, (1) after any change in recommendation by the Holdings Audit, Conflicts and Governance Committee permitted under the MLP Merger Agreement, (2) any change in, or a failure to maintain, the Holdings Audit, Conflicts and Governance Committee’s “Special Approval” in accordance with the Holdings partnership agreement and (3) after the occurrence of certain specified changes in U.S. federal income tax law prior to the closing of the MLP Merger.

Cautionary Statements
     The foregoing descriptions of the MLP Merger Agreement, the GP Merger Agreement, the Support Agreement and the Distribution Waiver Agreement are qualified in their entirety by reference to the full text of the agreements (including the annexes thereto), which are attached hereto as Exhibits 2.1, 2.2 and 10.1 and Annex D to Exhibit 2.1, respectively, and incorporated herein by reference.
     The Merger Agreements are filed herewith to provide investors with information regarding their terms and are not intended to provide any other factual information about the Partnership or Holdings. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreements are as of specified dates and were made only for purposes of such Merger Agreements. Such representations and warranties are solely for the benefit of the parties to the Merger Agreements, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure letters exchanged between the parties in connection with the execution of the Merger Agreements that may modify and create exceptions to the representations and warranties set forth in the Merger Agreements. Moreover, certain representations and warranties in the Merger Agreements were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreements and should not rely on the representations and warranties in the Merger Agreements as characterizations of the actual state of facts about the Partnership or Holdings. None of the representations and warranties contained in the Merger Agreements will have any legal effect among the parties to the Merger Agreements after the closing of the Mergers.
Forward-Looking Statements
     This Current Report on Form 8-K includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that the Partnership or Holdings expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed Mergers, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the possibility that the proposed Mergers will not be completed prior to the December 31, 2010 outside termination date, required approvals by Holdings unitholders and regulatory agencies, the possibility that the anticipated benefits from the proposed Mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by the Partnership and Holdings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither the Partnership nor Holdings intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Important Information and Where to Find It
     In connection with the proposed MLP Merger, a registration statement of the Partnership, which will include a prospectus of the Partnership and a proxy statement of Holdings and other materials, will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP, HOLDINGS AND THE PROPOSED MLP MERGER. A definitive proxy statement/prospectus will be sent to security holders of Holdings seeking their approval of the proposed MLP Merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about the Partnership and Holdings, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, Enterprise GP Holdings L.P., (866) 230-0745.
The Partnership, Holdings, their respective general partners and the directors and management of the respective general partners may be deemed to be “participants” in the solicitation of proxies from Holdings’ security holders in respect of the proposed MLP Merger. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN EACH PARTNERSHIP’S 2009 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. THESE DOCUMENTS CAN BE

OBTAINED FREE OF CHARGE FROM THE SOURCES LISTED ABOVE. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MLP MERGER WILL BE INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC.

Item 8.01	Other Events.
     On September 7, 2010, the Partnership and Holdings issued a joint press release relating to the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.
     On September 7, 2010, the Partnership and Holdings also posted on their respective websites presentation slides regarding the combination of the partnerships. A copy of the presentation slides is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The presentation slides contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the presentation slides.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC.

2.2	Agreement and Plan of Merger, dated as of September 7, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC.
10.1
Support Agreement, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., DD Securities LLC, DFI GP Holdings, L.P., EPCO Holdings, Inc., Duncan Family Interests, Inc., Dan Duncan LLC and DFI Delaware Holdings L.P.

99.1	Joint Press Release dated September 7, 2010.
99.2	Presentation Slides Regarding Combination of Partnerships dated September 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	ENTERPRISE PRODUCTS GP, LLC,
its General Partner

Date: September 7, 2010	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC.

2.2	Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC.
10.1
Support Agreement, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., DD Securities LLC, DFI GP Holdings, L.P., EPCO Holdings, Inc., Duncan Family Interests, Inc., Dan Duncan LLC and DFI Delaware Holdings L.P.

99.1	Joint Press Release dated September 7, 2010.
99.2	Presentation Slides Regarding Combination of Partnerships dated September 7, 2010.